UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 29, 2014

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Comfort Systems USA, Inc. (the “Company”) dated October 29, 2014 reporting the Company’s financial results for the third quarter of 2014.

The above information and attached press release are being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. The information included herein and in the attached press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01                                           Other Events

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a press release of the Company dated October 29, 2014 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 10, 2014.

Also attached and incorporated herein by reference as Exhibit 99.3 is a copy of a press release of the Company dated October 29, 2014 announcing that the Company’s Board has approved an amendment to the Company’s stock repurchase program to increase the shares authorized and remaining as available to purchase back up to 1,000,000 shares by authorizing the company to acquire up to 960,646 additional shares of its outstanding common stock.  The company’s existing stock repurchase program had previously authorized the repurchase of up to 6,600,537 shares of the company’s outstanding common stock.

Through October 24, 2014, the Company repurchased 6,561,183 shares of the company’s common stock at an aggregate price of $74,112,094.  This extension of the stock repurchase program will “top off” the plan and permit the Company to repurchase up to an additional 1,000,000 shares of its currently outstanding common stock beyond what had already been purchased as of October 24, 2014.

The share repurchases will be made from time to time at the Company’s discretion in the open market or privately negotiated transactions as permitted by securities laws and other legal requirements, and subject to market conditions and other factors.  The Company’s Board may modify, suspend, extend or terminate the program at any time.

ITEM 9.01                                  Financial Statements and Exhibits

The following Exhibits are included herein:

Exhibit 99.1 Press Release of Comfort Systems USA, Inc. dated October 29, 2014 reporting the Company’s financial results for the third quarter of 2014.

Exhibit 99.2 Press Release of Comfort Systems USA, Inc. dated October 29, 2014 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 10, 2014.

Exhibit 99.3 Press Release of Comfort Systems USA, Inc. dated October 29, 2014 announcing that the Company’s Board of Directors has approved an amended stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Vice President and
General Counsel

Date: October 29, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release of Comfort Systems USA, Inc. dated October 29, 2014 reporting the Company’s financial results for the third quarter of 2014.

99.2

Press Release of Comfort Systems USA, Inc. dated October 29, 2014 reporting the Company’s declaration of a quarterly dividend on the Company’s common stock to shareholders of record as of the close of business on the record date, November 10, 2014.

99.3	Press Release of Comfort Systems USA, Inc. dated October 29, 2014 announcing that the Company’s Board of Directors has approved an amended stock repurchase program.